UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2020

Clene Inc.

(Exact name of registrant as specified in its charter)

Delaware	01-39834	85-2828339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6550 South Millrock Drive, Suite G50 Salt Lake City, Utah	84121
(Address of principal executive offices)	(Zip Code)

Tel: 801-676-9695

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value US$0.0001 per share	CLNN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock for $11.50 per share	CLNNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Clene Inc. on January 5, 2021 (the “Original Form 8-K”). The sole purpose of this amendment is to amend and replace in its entirety the section headed “Security Ownership of Certain Beneficial Owners and Management” under Item 2.01 in the Original Form 8-K. This Form 8-K/A does not otherwise change or update the disclosure set forth in the Original Form 8-K and does not otherwise reflect events after the Original Form 8-K was filed.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Common Stock following completion of the Business Combination by:

●	each person known to the Company who is the beneficial owner of more than 5% of any class of Company shares;

●	the Company’s executive officers and directors; and

●	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Accordingly, all Common Stock subject to options or warrants that are exercisable within 60 days of the consummation of the Business Combination are deemed to be outstanding and beneficially owned by the holders of such options or warrants for the purpose of calculating the holder’s beneficial ownership. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person. Except as indicated by the footnotes below, the Company believes, based on the information furnished to it, that the persons and entities named in the table below have sole voting and investment power with respect to all stock that they beneficially own, subject to applicable community property laws.

The percentage ownership of the Company immediately after the consummation of the Business Combination is based on 59,526,163 shares of Common Stock issued and outstanding upon consummation of the Business Combination, which includes (i) the issuance of the 53,247,318 shares of Common Stock in the Acquisition Merger, (ii) 2,716,950 shares of Common Stock that are subject to escrow, as described in the Merger Agreement; (iii) the issuance of 1,322,395 shares of Company Common Stock to the Tottenham shareholders in connection with the Reincorporation Merger (after redemptions); and (iv) 2,239,500 PIPE Shares that were issued at the closing of the Business Combination.

Name and Address of Beneficial Owner (1)		Number of Shares Beneficially Owned (2)	Percentage of Class (3)
Executive Officers and Directors
Robert Etherington	(4)	1,614,245	2.6%
Mark Mortenson	(5)	1,140,567	1.9%
Robert Glanzman	(6)	305,633	*
Shalom Jacobovitz	(7)	470,979	*
Alison H. Mosca	(8)(9)(10)	5,419,916	9.0%
John H. Stevens	(11)(12)	396,226	*
Reed N. Wilcox	(13)	575,145	1.0%
Jonathon T. Gay	(14)(15)	1,428,392	2.4%
David J. Matlin	(16)	1,271,213	2.1%
Chidozie Ugwumba		-	*
Michael Hotchkin	(17)(18)	457,328	*
Tae Heum “Ted” Jeong	(19)	1,164,750	2.0%

All Executive Officers and Directors After Business Combination		13,079,644	20.0%

5% or greater holders
Kensington Investments, L.P.	(20)(21)	3,895,901	6.4%
United Therapeutics Corporation		4,168,813	7.0%
4Life Research LLC	(22)	3,996,896	6.7%
AK Holdings Company, LC	(23)(24)	6,160,558	10.2%
General Resonance		15,976,272	26.8%
Thomas Layton Walton	(25)	3,759,599	6.3%

(*)	Less than 1% of our total outstanding shares on an as converted basis.
(1)	Unless otherwise indicated, the business address of our directors and executive officers is 6550 South Millrock Drive, Suite G50, Salt Lake City, Utah 84121.
(2)	These amounts include shares and options that are currently escrowed, in accordance with the Merger Agreement, but do not include any possible performance based awards that are outlined in the Merger Agreement.
(3)	Percentage ownership is calculated by dividing the number of shares of Company Common Stock beneficially owned by such person or group by the sum of the number of shares that the individual or group has the right to acquire within 60 days of December 30, 2020, plus 59,526,163 shares of Company common stock outstanding as of December 30, 2020.
(4)	This amount includes 1,601,528 shares subject to options that are exercisable within 60 days of December 30, 2020 and includes 12,717 shares of common stock that are owned by RDE RX Ventures LLC. Mr. Etherington is the Manager of RDE RX Ventures, LLC The shares owned by RDE RX Ventures, LLC may also be deemed to be beneficially owned by Mr. Etherington.
(5)	This amount includes 1,001,643 shares subject to options that are exercisable within 60 days of December 30, 2020.
(6)	This amount includes 305,633 shares subject to options that are exercisable within 60 days of December 30, 2020.
(7)	This amount includes 416,772 shares subject to options that are exercisable within 60 days of December 30, 2020.
(8)	This amount includes 41,677 shares subject to options that are exercisable within 60 days of December 30, 2020.
(9)	Includes 1,449,945 shares of common stock that are owned by the Robert C. Gay 1998 Family Trust. Ms. Mosca is the trustee of the Robert C. Gay 1998 Family Trust. The shares owned by the Robert C. Gay 1998 Family Trust may also be deemed to be beneficially owned by Ms. Mosca.
(10)	Includes 3,895,901 shares of common stock that are owned by Kensington Investments, L.P. Ms. Mosca is the chief executive officer of Kensington Investments, L.P. The shares owned by Kensington Investments may also be deemed to be beneficially owned by Ms. Mosca.
(11)	This amount includes 287,573 shares subject to options that are exercisable within 60 days of December 30, 2020.
(12)	This amount includes 108,653 shares of common stock that are owned by the John H Stevens and Marcia Kirk Stevens Family Trust. Mr. Stevens is the trustee of the John H Stevens and Marcia Kirk Stevens Family Trust. The shares owned by the John H Stevens and Marcia Kirk Stevens Family Trust may also be deemed to be beneficially owned by Mr. Stevens.

(13)	This amount includes 555,696 shares subject to options that are exercisable within 60 days of December 30, 2020.
(14)	This amount includes 215,679 shares subject to options that are exercisable within 60 days of December 30, 2020.
(15)	This amount includes 1,164,750 shares of Company Common Stock that are owned by KSV Gold, LLC. Mr. Gay is a member of KSV Gold, LLC's management team. The shares owned by KSV Gold, LLC may also be deemed to be beneficially owned by Mr. Gay. However, Mr. Gay has no control over how the shares owned by KSV Gold, LLC are voted and disclaims all shares for which he does not have a pecuniary or profits interest.
(16)	This amount includes 100,000 shares of common stock that are owned by the Matlin Family Trust 2020. Mr. Matlin is the trustee of the Matlin Family Trust 2020. The shares owned by the Matlin Family Trust may also be deemed to be beneficially owned by Mr. Matlin.
(17)	This amount includes 59,111 shares of common stock that are owned by Michael Hotchkin and Jennifer Hotchkin as joint tenants with right of survivorship
(18)	This amount includes 397,417 shares subject to options that are exercisable within 60 days of December 30, 2020.
(19)	This amount includes 1,164,750 shares of Company Common Stock that are owned by KSV Gold, LLC. Mr. Jeong is a member of KSV Gold, LLC's management team. The shares owned by KSV Gold, LLC may also be deemed to be beneficially owned by Mr. Jeong. However, Mr. Jeong has no control over how the shares owned by KSV Gold, LLC are voted and disclaims all shares for which he does not have a pecuniary or profits interest.
(20)	The shares owned by Kensington Investments, L.P. may also be deemed to be owned by Robert C. Gay and Ms. Mosca. Robert C. Gay is the founder and majority equity holder of Kensington Investments L.P. and Ms. Mosca is the chief executive officer of Kensington Investments L.P.
(21)	This amount includes approximately 744,010 shares that would be issued to Kensington Investments, L.P. if it elected to convert its Series A warrant and 160,220 shares that would be issued to Kensington Investments, L.P. if it elected to convert its senior warrant.
(22)	The shares owned by 4Life Research LLC may also be deemed to be beneficially owned by David T. Lisonbee. Mr. Lisonbee is the chairman of 4Life Research.
(23)	The shares owned by AK Holdings Company, LC may also be deemed to be beneficially owned by Alan and Karen Ashton. Mr. and Ms. Ashton each own 50% of AK Holdings Company, LC and Mr. Ashton is the chief executive officer of AK Holdings Company, LC.
(24)	This amount includes approximately 864,660 shares that would be issued to AK Holdings Company, LC if it elected to convert its Series A warrant and 160,220 shares that would be issued to AK Holdings Company, LC if it elected to convert its senior warrant.
(25)	The shares beneficially owned by Mr. Walton are those over which he indirectly exercises sole investment power.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clene Inc.

Date: January 12, 2021	By:	/s/ Robert Etherington
Robert Etherington
President, Chief Executive Officer and Director

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